                                                                     EXHIBIT 3.a


                        TEXT OF COMMON STOCK CERTIFICATE

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                   INCORPORATED UNDER THE LAWS OF THE STATE OF
                                     NEVADA


NUMBER                                                                           SHARES
--------                                                                       ----------
|      |                                                                       |        |
--------                                                                       ----------


                                SOCHRYS.COM, INC.
                                                                    CUSIP No. 833609 10 0
                  AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                               PAR VALUE: $.001


THIS CERTIFIES THAT
                     ---------------------------------------------

IS THE RECORD OWNER OF
                        ------------------------------------------



                  Shares of SOCHRYS.COM, Inc. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate duly properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered with the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:


[CORPORATE SEAL]

                        -----------------------              -------------------
                        Vice-President                       President


Countersigned and Registered:

By
      --------------------------
      Transfer Agent-Authorized Signature

                                                                     EXHIBIT 3.a

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     as tenants in common                UNIF GIFT MIN ACT     Custodian
TEN ENT     as tenants by the entireties                         ----------------------
JT TEN      as joint tenants with right                            (Cust)       (Minor)
            of survivorship and not as                 under Uniform Gifts to Minor
            tenants in common                          Act
                                                          -----------------------------
                                                                      State

     Additional abbreviations may also be used though not in the above list.




            For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE
------------------------------
|                            |
------------------------------




--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

________________________ Shares of the Capital Stock represented by the within certificate, and do hereby irrevocably constitute and appoint __________________ _____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ------------------




NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



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